Exhibit 99.2

IBM 1Q 2022 Earnings Non-GAAP Supplemental Materials April 19, 2022 ibm.com/investor 1

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 1Q 2022 1Q22 Yr/Yr 1Q22 Yr/Yr GAAP @CC GAAP @CC Consulting Business Transformation Technology Consulting Application Operations Hybrid Cloud Revenue 13% 15% 14% 10% 24% 17% 19% 19% 14% 29% Software Hybrid Platform & Solutions Red Hat Automation Data & AI Security Transaction Processing Hybrid Cloud Revenue 12% 7% 18% 3% 2% 5% 26% 22% 15% 10% 21% 5% 4% 8% 31% 25% Infrastructure Hybrid Infrastructure zSystems Distributed Infrastructure Infrastructure Support Hybrid Cloud Revenue (2%) (5%) (19%) 5% Flat (20%) Flat (2%) (18%) 8% 4% (18%) The above reconciles the Non-GAAP financial information contained in the “Software”, “Consulting”, “Infrastructure”, “Software & Infrastructure Segment Details”, “Consulting Segment Details”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated April 19, 2022, for additional information on the use of these Non-GAAP financial measures. 2

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 1Q 2022 1Q22 Yr/Yr GAAP @CC Total Revenue 8% 11% Americas Europe/ME/Africa Asia Pacific 9% 8% 5% 9% 14% 11% Total Hybrid Cloud 14% 17% The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Revenue and P&L Highlights”, a nd “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated April 19, 2022, for additional information on the use of these Non-GAAP financial measures 3

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 1Q 2022 1Q22 Non-GAAP Adjustments GAAP Operating (Non-GAAP) SG&A Currency Acquisitions/Divestitures Base* RD&E Currency Acquisitions/Divestitures Base* Operating Expense & Other Income Currency Acquisitions/Divestitures Base* 2 pts (2 pts) 2 pts 0 pts 0 pts 0 pts 2 pts (2 pts) 2 pts 1 pts (1 pts) (4 pts) 0 pts 0 pts 0 pts 1 pts (1 pts) (4 pts) 3 pts (1 pts) (1 pts) 0 pts 0 pts 2 pts 4 pts (1 pts) 0 pts The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated April 19, 2022, for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency, acquisitions and divestitures. 4

Non-GAAP Supplemental Materials Reconciliation of Continuing Operations - 1Q 2022 1Q22 Retirement-Related Adjustments Acquisition-Related Adjustments Kyndryl-Related Impact Tax Reform Impacts Operating (Non-GaaP) GAAP Gross Profit Gross Profit Margin SG&A Other (Income) & Expense Total Expense Pre-tax Income Pre-tax Income Margin Tax Rate Net Income Net Income Margin Earnings Per Share $7,335 51.7% 4,597 246 6,712 623 4.4% (6.3%) 662 4.7% $0.73 $181 1.3 pts (286) (1) (287) 468 3.3 pts 9.1 pts 359 2.5 pts $0.39 — — — (202) (202) 202 1.4 pts 4.6 pts 144 1.0 pts $0.16 — — — — — — — 7.7 pts (116) (0.8 pts) ($0.13) $0 0.0 pts (0) (222) (222) 222 1.6 pts 0.9 pts 222 1.6 pts $0.24 $7,516 52.9% 4,311 (179) 6,001 1,515 10.7% 16.1% 1,271 9.0% $1.40 $ in millions (except EPS which is in whole dollars) The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Revenue and P&L Highlights”, “Expense Summary” and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated April 19, 2022, for additional information on the use of these Non-GAAP financial measures. 5

Non-GAAP Supplemental Materials Reconciliation of Tax Rate and Pre-tax Income Margin - Expectations Operating (Non-GAAP) B/(W) GAAP B/(W) Tax rate Full-Year 2022* Mid Teens Mid-High Teens Pre-tax margin Improvement Yr/Yr from 2Q21 to 2Q22 5-6 pts** 4-5 pts *includes estimate of discrete tax events for the year; actual events will be recorded as they occur **does not assume a mark-to-market impact in the second quarter 2022 of the Kyndryl retained shares as we cannot forecast the Kyndryl stock price The above reconciles the Non-GAAP financial information contained in the “Prepared Remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated April 19, 2022, for additional information on the use of this Non-GAAP financial measure. 6

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